UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018

DST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14036	43-1581814
(Commission File Number)	(I.R.S. Employer Identification No)

333 West 11th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

(816) 435-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 28, 2018, DST Systems, Inc., a Delaware corporation (the “Company”), held a Special Meeting of Stockholders (“Special Meeting”). As of the close of business on February 22, 2018, the record date for the Special Meeting, 59,319,166 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 45,544,301 shares of common stock were voted in person or by proxy, representing approximately 77% percent of the shares entitled to be voted, which constituted a quorum to conduct business at the Special Meeting. The following are the final voting results on proposals considered and voted upon at the Special Meeting, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on February 27, 2018.

Each of the proposals was approved by the requisite vote of the Company’s stockholders.
Proposal 1 - To adopt the Agreement and Plan of Merger, dated as of January 11, 2018 (the “merger agreement”), by and among the Company, SS&C Technologies Holdings, Inc. (“SS&C”), and Diamond Merger Sub, Inc.
The Company’s stockholders approved the adoption of merger agreement.

For	Against	Abstain
45,275,267	216,361	52,673

Proposal 2 - To approve, by a non-binding, advisory vote, compensation that will or may become payable by the Company to its named executive officers in connection with the merger.
The Company’s stockholders approved, by a non-binding, advisory vote, compensation that will or may become payable by the Company to its named executive officers in connection with merger.

For	Against	Abstain
39,154,320	6,253,994	135,987

Proposal 3 - To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the Special Meeting.
The Company’s stockholders approved one or more adjournments of the Special Meeting, if necessary or appropriate, but an adjournment was not necessary in light of adoption of the merger agreement.

For	Against	Abstain
42,339,381	3,150,899	54,021

Item 8.01	Other Events.

On March 28, 2018, the Company and SS&C issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release of DST Systems, Inc., dated March 28, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DST SYSTEMS, INC.

Dated: March 28, 2018	By:	/s/ Randall D. Young
Name: Randall D. Young
Title: Senior Vice President, General Counsel & Secretary